LOANS RECEIVABLE AND ADVANCES	12 Months Ended
Dec. 31, 2021
Loans Receivable And Advances

6. LOANS RECEIVABLE AND ADVANCES

Loans Receivable and advances - 2021

In 2021, the Company loaned Swiss Franc (“CHF”) 0.3 million ($0.3 million) to Koch and Gsell, a potential acquisition target of the Company, to provide Koch and Gsell with additional working capital. The loan (i) is secured by a general security agreement, (ii) has an interest rate at LIBOR plus 1.00% per annum and (iii) is payable on the maturity date of August 28, 2021. The loan remains outstanding at December 31, 2021. The acquisition of Koch and Gsell has not occurred.

Loans Receivable and advances - 2020

In 2020, the Company loaned $0.2 million to Sanaty IPS S.A.S. (“Sanaty”), to provide working capital to Sanaty as a potential acquisition target. The loan is unsecured, non-interest bearing and due on demand. The remaining balance of the loan was repaid in 2021, and was $0.2 million as at December 31, 2020. Sanaty is 28% owned indirectly by Medivolve Inc. The loan is a related party transaction of the Company as a former officer of the Company is also an officer of Medivolve Inc. The acquisition of Sanaty has not occurred.

In 2020, the Company provided $0.1 million to Laboratorios Quiprofarma S.A.S. (“Quiprofarma”) as prepayment of an asset acquisition that was closed in 2021 (See Note 11). The advance was settled in 2021 with no amount remaining as at December 31, 2021.

The Company’s loans receivable and advances have had no twelve-month or lifetime ECL impairments for the years ended December 31, 2021 and 2020. The Company’s loans receivable and advances are recorded at amortized cost.